UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Definitive Proxy Statement
☑ Definitive Additional Materials (DEFA14A)
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

GLIDELOGIC CORP.

(Exact name of registrant as specified in its charter)
8275 S. Eastern Ave., Suite 200-#406, Las Vegas, Nevada 89123

NOTICE OF CHANGE OF DATE OF ANNUAL MEETING OF STOCKHOLDERS

This supplement should be read in conjunction with the Company’s Definitive Proxy Statement filed on September 11, 2025 in connection with the Annual Meeting of Stockholders originally scheduled for September 22, 2025.

The Company has postponed the Annual Meeting of Stockholders to:

•Date/Time: Monday, October 27, 2025, 10:00 a.m. Pacific Time

•Format: Online via Zoom

•Meeting Link: https://us05web.zoom.us/j/83550419452?pwd=x0s7ZWSbvgLBjQTYdabIyHZ2DaEy09.1

•Meeting ID: 835 5041 9452 / Passcode: 777777

The Record Date of September 1, 2025 remains unchanged. Only stockholders of record as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.

No changes have been made to the proposals described in the Proxy Statement.

By Order of the Board of Directors,

Las Vegas, Nevada
September 18, 2025

/s/ Yitian Xue
Yitian Xue
Chief Executive Officer & Corporate Secretary